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                                                                    EXHIBIT 10.7
                                                                    ------------



                                 MUTUAL RELEASE
                                 --------------





     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Firstimpex, Inc. ("Firstimpex"), Mercacorp, Inc. ("Mercacorp"), and Dafico Investment Corp. ("Dafico"), each for itself and on behalf of its officers, directors, shareholders, and affiliates, hereby forever RELEASE and DISCHARGE Saf T Lok Incorporated , a Florida corporation located at 1101 Northpoint Parkway, West Palm Beach, Florida 33407 ("STL"), together with its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that they, their shareholders, officers, directors and affiliates, have, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, STL, for itself and on behalf of its officers, directors, shareholders, and affiliates, hereby forever RELEASE and DISCHARGE Firstimpex, Mercacorp, and Dafico, severally, together with each of its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that STL, its shareholders, officers, directors and affiliates, has, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.



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     This Mutual Release is being made in New York and is to be governed by the laws of such jurisdiction. Any dispute arising hereunder shall be resolved in the courts of such state.

     AGREED this 18th day of May, 1999.



FIRSTIMPEX, INC.                        SAF T LOK INCORPORATED



By:  /s/                                By:  /s/
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Name:                                   Name:
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Its:                                    Its:
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MERCACORP, INC.


By:  /s/
     ---------------------------
Name:
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Its:
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DAFICO INVESTMENT CORP.


By:  /s/
     ---------------------------
Name:
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Its:
     ---------------------------